TRIBUTARY FUNDS, INC.

August 22, 2014 Supplement to the Prospectus dated August 1, 2014

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS
 AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.

Appointment of First National Fund Advisers as Sub-Adviser to the Tributary Balanced Fund and Tributary Growth Opportunities Fund

Tributary Capital Management, LLC (“Tributary” or “Adviser”) serves as the investment adviser to Tributary Funds, Inc. (the “Company”) under an Investment Advisory Agreement dated May 3, 2010 (the “Tributary Agreement”), and First National Fund Advisers (“FNFA” or “Sub-Adviser”), a separately identifiable department of First National Bank of Omaha, serves as sub-adviser to Tributary for the Tributary Short-Intermediate Bond Fund and the Tributary Income Fund under the Investment Sub-Advisory Agreement between FNFA and Tributary dated November 17, 2011 (the “FNFA Agreement”).

On August 21, 2014, the Company’s Board of Directors (the “Board”) approved the appointment of FNFA as sub-adviser to Tributary for the Tributary Balanced Fund (the “Balanced Fund”) and the Tributary Growth Opportunities Fund (the “Growth Opportunities Fund” and collectively, the “Funds”) effective October 1, 2014.  In conjunction with the appointment, the Board also approved an amendment to the FNFA Agreement, effective October 1, 2014, to add the Funds.  For the services provided by FNFA to the Funds under the FNFA Agreement, FNFA will be paid a sub-advisory fee computed at an annual rate of 0.375% of each Fund’s average daily net assets.  FNFA’s fees are paid by Tributary and are not in addition to Tributary’s fees under the Tributary Agreement.  Tributary will continue to serve as investment adviser to the Funds under the Tributary Agreement.

Effective October 1, 2014, the growth team that was a part of Tributary Capital Management will become a part of FNFA.  Charles Lauber, Portfolio Manager, will continue to serve as Portfolio Manager to both Funds.  Ronald Horner, Managing Director and Head of Fixed Income of FNFA, will be added as a Portfolio Manager to the Balanced Fund and Kurt Spieler, Chief Investment Officer and Managing Director of FNFA, will be added as a Portfolio Manager to both Funds.

For more information regarding the Funds, or to receive a free copy of the Prospectus (once the amendment to the Company’s registration statement has become effective) that contains important information about fees, expenses and risk considerations, please contact us by phone at 1-800-622-4203, by mail at Tributary Funds Service Center, P.O. Box 219022, Kansas City, MO 64121-9022, or on the web at www.tributaryfunds.com.  The Prospectus will also be available for free on the SEC’s web site (www.sec.gov).  Please read the Prospectus carefully before making any investment decisions.

Please retain this supplement for future reference.